UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2016

BLUE BUFFALO PET PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37510	46-0552933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 River Road Wilton, Connecticut	06897
(Address of Principal Executive Offices)	(Zip Code)

(203) 762-9751
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On June 2, 2016, Blue Buffalo Pet Products, Inc. (the “Company”) held its 2016 annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 19, 2016 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors
At the annual meeting, the Company’s stockholders elected the persons listed below as Class I directors for a three-year term expiring at the Company’s 2019 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Michael A. Eck	144,089,810	30,571,261	1,560,960
Frances Frei	143,466,528	31,194,543	1,560,960
Kurt Schmidt	146,229,789	28,431,282	1,560,960

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2016.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
173,821,833	285,546	2,114,652	0

There was no other items of business raised during the meeting and the meeting was duly adjourned.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BUFFALO PET PRODUCTS, INC.

By:	/s/ Kurt T. Schmidt
Name:	Kurt T. Schmidt
Title:	Chief Executive Officer
Date: June 3, 2016